UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 23, 2006


                               PLIANT CORPORATION
                               ------------------
               (Exact name of company as specified in its charter)


            Utah                      333-40067                 87-0496065
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
     of incorporation)                                    Identification Number)

                         1475 Woodfield Road, Suite 700
                              Schaumburg, IL 60173
               (Address of principal executive offices) (Zip Code)


                                 (847) 969-3300
                Company's telephone number, including area code:
                ------------------------------------------------


                                      N.A.
          (Former name or former address if changed since last report)

ITEM 7.01. REGULATION FD DISCLOSURE.

     As previously announced, we will hold a conference call to discuss our operating results for the year ended December 31, 2005 and to answer questions about the business. The call will take place at 2:00 p.m. Eastern Standard Time on Thursday, March 23, 2006. Our press release containing information on how to access the conference call is set forth as Exhibit 99.1 to this Report.

     In addition to the financial results to be reported in our Form 10-K and during the conference call, our management will discuss certain financial information related to the year ended December 31, 2005. Our press release relating to the financial results is set forth as Exhibit 99.2 to this Report. The information required by Regulation G under the Securities Exchange Act of 1934 with respect to these amounts is included on Exhibit 99.3 to this Report.

     The information in this Item 7.01 of Form 8-K (including Exhibit 99.2) is "furnished" and not "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

(c) The following items are included as Exhibits to this report

99.1 Press Release dated February 28, 2006.

99.2 Press Release dated March 23, 2006.

99.3 Pliant Corporation Loss from Continuing Operations Before Income Taxes and Segment Profit Reconciliation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PLIANT CORPORATION


Date: March 23, 2006               By:  /s/ Harold C. Bevis
                                      ------------------------------------------
                                      Harold C. Bevis
                                      President and Chief Executive Officer